UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2018

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report, on May 11, 2018, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Terex Corporation (the “Company”), the Company’s stockholders approved the Terex Corporation 2018 Omnibus Incentive Plan (the “Omnibus Plan”).

The Omnibus Plan provides for incentive compensation in the form of (i) options to purchase stock, (ii) stock appreciation rights, (iii) restricted stock awards, (iv) other stock awards, (v) cash awards and (vi) performance awards. A description of the material terms of the plan is set forth in Proposal 3, under the heading “Approval of the Terex Corporation 2018 Omnibus Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 30, 2018 (the “Proxy Statement”), which description is hereby incorporated by reference into this Item 5.02. The foregoing description of the Omnibus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The Company’s Annual Meeting was held on May 11, 2018.

(b)    At the Annual Meeting, the Company’s stockholders (i) elected Paula H. J. Cholmondeley, Donald DeFosset, Thomas J. Hansen, John L. Garrison, Matthew Hepler, Raimund Klinkner, Andra Rush, David A. Sachs, Oren G. Shaffer, David C. Wang and Scott W. Wine to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) approved in an advisory vote, the compensation of the Company’s named executive officers, (iii) approved the Terex Corporation 2018 Omnibus Incentive Plan and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The voting results for each matter submitted to a vote of stockholders at the Company’s Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes

Proposal 1: Election of Directors:
Paula H. J. Cholmondeley	59,267,900	1,453,765	79,536	9,217,190
Donald DeFosset	59,138,442	1,541,642	121,117	9,217,190
John L. Garrison	60,352,182	328,584	120,435	9,217,190
Thomas J. Hansen	59,798,066	870,044	133,091	9,217,190
Matthew Hepler	59,811,617	801,568	188,016	9,217,190
Raimund Klinkner	59,740,594	910,101	150,506	9,217,190
Andra Rush	60,456,793	281,996	62,412	9,217,190
David A. Sachs	59,993,447	685,359	122,395	9,217,190
Oren G. Shaffer	59,288,973	1,384,239	127,989	9,217,190
David C. Wang	59,213,841	1,457,689	129,671	9,217,190
Scott W. Wine	53,042,190	7,602,499	156,512	9,217,190

	For	Against	Abstain	Broker Non-Votes

Proposal 2: Advisory vote on the compensation of the Company’s named executive officers	57,038,534	3,631,009	131,658	9,217,190
Proposal 3: To approve the Terex Corporation 2018 Omnibus Incentive Plan	58,034,022	2,581,389	185,790	9,217,190

Proposal 4: Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for 2018	68,657,122	1,293,015	68,254	-0-

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

10.1 Terex Corporation 2018 Omnibus Incentive Plan (incorporated by reference to Appendix A of the DEFA 14A of Terex Corporation filed with the Securities and Exchange Commission on April 9, 2018.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2018

TEREX CORPORATION

By: /s/ Eric I Cohen
Eric I Cohen Senior Vice President, Secretary and General Counsel